UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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THERMO FISHER SCIENTIFIC INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2020. THERMO FISHER SCIENTIFIC INC. THERMO FISHER SCIENTIFIC INC. 168 THIRD AVENUE WALTHAM, MA 02451 E98106-P37615-Z76663 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: Annual Meeting For holders as of: March 27, 2020 Date: May 20, 2020 Time: 1:00 PM, EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/TMO2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/TMO2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). E98107-P37615-Z76663 How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE:

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2020 to facilitate timely delivery. 1. Annual Report 2. 10-K 3. Notice and Proxy Statement Vote During The Meeting: The 2020 Annual Meeting will be a virtual only meeting, which can be accessed at www.virtualshareholdermeeting.com/TMO2020. Shareholders will have the ability to attend the virtual meeting and vote online during the meeting. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

   Nominees:

   1a. Marc N. Casper

   1b. Nelson J. Chai

   1c. C. Martin Harris

   1d. Tyler Jacks

   1e. Judy C. Lewent

   1f. Thomas J. Lynch

   1g. Jim P. Manzi

   1h. James C. Mullen

   1i. Lars R. Sørensen

   1j. Debora L. Spar

   1k. Scott M. Sperling

   1l. Dion J. Weisler

The Board of Directors recommends you vote FOR proposals 2 and 3.

2. An advisory vote to approve named executive officer compensation.

3. Ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as the Company's independent auditors for 2020.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E98108-P37615-Z76663